Exhibit 99.2

AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP AND SUBSIDIARIES

Notes to Consolidated Financial Statements (unaudited)

17. Condensed Consolidating Information

The REIT and certain of the Partnership’s direct and indirect wholly owned subsidiaries (the Unencumbered Subsidiary Guarantors and Encumbered Subsidiary Guarantors) fully and unconditionally guaranteed, on a joint and several basis, the obligation to pay principal and interest with respect to our Senior Notes issued in February 2011, April 2011, March 2012 and October 2013. The Senior Notes were issued by Aviv Healthcare Properties Limited Partnership and Aviv Healthcare Capital Corporation (the Issuers). Separate financial statements of the guarantors are not provided as the consolidating financial information contained herein provides a more meaningful disclosure to allow investors to determine the nature of the assets held by and the operations of the respective guarantor and non-guarantor subsidiaries. Other wholly owned subsidiaries (Non-Guarantor Subsidiaries) that were not included among the Unencumbered Subsidiary Guarantors or Encumbered Subsidiary Guarantors were not obligated with respect to the Senior Notes. The Non-Guarantor Subsidiaries are subject to mortgages. The following summarizes our condensed consolidating information as of June 30, 2013 and December 31, 2012 and for the three and six months ended June 30, 2013 and 2012:

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Balance Sheet

As of June 30, 2013

(unaudited)

	Issuers	Unencumbered Subsidiary Guarantors	Encumbered Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Net real estate investments	$51,062	$729,038,969	$195,330,213	$83,739,437	$—	$1,008,159,681
Cash and cash equivalents	15,800,963	(1,356,813)	(39,192)	614,751	—	15,019,709
Deferred financing costs, net	8,239,927	—	4,813,397	14,105	—	13,067,429
Other	13,510,727	54,968,199	14,323,021	3,829,384	—	86,631,331
Investment in and due from related parties, net	959,869,614	—	—	—	(959,869,614)	—

Total assets	$997,472,293	$782,650,355	$214,427,439	$88,197,677	$(959,869,614)	$1,122,878,150

Liabilities and equity
Secured notes payable and other debt	$402,971,100	$—	$80,000,000	$13,769,102	$—	$496,740,202
Due to related parties	—	—	—	—	—	—
Tenant security and escrow deposits	—	12,781,430	3,341,483	1,054,897	—	17,177,810
Accounts payable and accrued expenses	12,789,236	2,994,814	1,651,083	682,473	—	18,117,606
Other liabilities	317,740	8,235,281	895,294	—	—	9,448,315

Total liabilities	416,078,076	24,011,525	85,887,860	15,506,472	—	541,483,933
Total equity	581,394,217	758,638,830	128,539,579	72,691,205	(959,869,614)	581,394,217

Total liabilities and equity	$997,472,293	$782,650,355	$214,427,439	$88,197,677	$(959,869,614)	$1,122,878,150

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Balance Sheet

As of December 31, 2012

(unaudited)

	Issuers	Unencumbered Subsidiary Guarantors	Encumbered Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Net real estate investments	$53,750	$731,036,359	$197,221,045	$55,149,862	$—	$983,461,016
Cash and cash equivalents	16,869,495	(1,746,141)	(68,241)	479,260	—	15,534,373
Deferred financing costs, net	8,964,976	—	5,672,918	13,371	—	14,651,265
Other	15,737,837	50,372,586	14,120,937	3,308,680	—	83,540,040
Investment in and due from related parties, net	711,027,894	—	—	—	(711,027,894)	—

Total assets	$752,653,952	$779,662,804	$216,946,659	$58,951,173	$(711,027,894)	$1,097,186,694

Liabilities and equity
Secured notes payable and other debt	$403,180,433	—	$280,506,139	$21,466,843	$—	$705,153,415
Due to related parties	7,542,333	—	5,912	—	—	7,548,245
Tenant security and escrow deposits	50,000	14,202,777	3,560,361	465,034	—	18,278,172
Accounts payable and accrued expenses	13,702,409	6,152,923	3,988,102	364,380	—	24,207,814
Other liabilities	7,677,280	9,090,462	4,729,809	—	—	21,497,551

Total liabilities	432,152,455	29,446,162	292,790,323	22,296,257	—	776,685,197
Total equity	320,501,497	750,216,642	(75,843,664)	36,654,916	(711,027,894)	320,501,497

Total liabilities and equity	$752,653,952	$779,662,804	$216,946,659	$58,951,173	$(711,027,894)	$1,097,186,694

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Statement of Operations and Comprehensive Income

For the Three Months Ended June 30, 2013

(unaudited)

	Issuers	Unencumbered Subsidiary Guarantors	Encumbered Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenues
Rental income	$—	$24,730,853	$7,274,076	$1,869,018	$—	$33,873,947
Interest on secured loans and financing lease	295,684	714,301	72,490	—	—	1,082,475
Interest and other income	4,152	71,854	851	45	—	76,902

Total revenues	299,836	25,517,008	7,347,417	1,869,063	—	35,033,324
Expenses
Interest expense	8,007,895	—	1,176,384	198,357	—	9,382,636
Depreciation and amortization	1,344	6,185,776	1,452,775	459,426	—	8,099,321
General and administrative	928,363	53,389	2,513,488	47,126	—	3,542,366
Transaction costs	117,269	119,913	1,050	125,837	—	364,069
Reserve for uncollectible secured loan and other receivables	(9,594)	—	25,168	—	—	15,574
Loss on sale of assets, net	—	224,824	—	—	—	224,824

Total expenses	9,045,277	6,583,902	5,168,865	830,746	—	21,628,790

(Loss) income from continuing operations	(8,745,441)	18,933,106	2,178,552	1,038,317	—	13,404,534
Discontinued operations	—	—	—	—	—	—

Net (loss) income	(8,745,441)	18,933,106	2,178,552	1,038,317	—	13,404,534

Equity in income (loss) of subsidiaries	22,149,975	—	—	—	(22,149,975)	—

Net income (loss) allocable to units	$13,404,534	$18,933,106	$2,178,552	$1,038,317	$(22,149,975)	$13,404,534

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Statement of Operations and Comprehensive Income

For the Three Months Ended June 30, 2012

(unaudited)

		Unencumbered Subsidiary	Encumbered Subsidiary	Non-Guarantor
	Issuers	Guarantors	Guarantors	Subsidiaries	Eliminations	Consolidated
Revenues
Rental income	$—	$23,596,837	$7,407,842	$409,642	$—	$31,414,321
Interest on secured loans and financing lease	525,462	723,676	88,054	—	—	1,337,192
Interest and other income	197	61,387	307	—	—	61,891

Total revenues	525,659	24,381,900	7,496,203	409,642	—	32,813,404
Expenses
Interest expense	8,015,063	—	4,680,010	138,704	—	12,833,777
Depreciation and amortization	—	5,272,540	1,393,553	113,356	—	6,779,449
General and administrative	1,270,940	136,469	2,187,504	8,628	—	3,603,541
Transaction costs	714,942	704,558	86,768	35,920	—	1,542,188
Loss on impairment of assets	—	3,679,657	—	—	—	3,679,657
Reserve for uncollectible secured loan and other receivables	3,374,637	1,659,016	45,139	280	—	5,079,072
Other expenses	—	—	100,088	—	—	100,088

Total expenses	13,375,582	11,452,240	8,493,062	296,888	—	33,617,772

(Loss) income from continuing operations	(12,849,923)	12,929,660	(996,859)	112,754	—	(804,368)
Discontinued operations	—	112,210	—	4,304,757	—	4,416,967

Net (loss) income	(12,849,923)	13,041,870	(996,859)	4,417,511	—	3,612,599

Equity in income (loss) of subsidiaries	16,462,522	—	—	—	(16,462,522)	—

Net income (loss) allocable to units	$3,612,599	$13,041,870	$(996,859)	$4,417,511	$(16,462,522)	$3,612,599

Unrealized loss on derivative instruments	—	—	(573,164)	—	—	(573,164)

Total comprehensive income (loss)	$3,612,599	$13,041,870	$(1,570,023)	$4,417,511	$(16,462,522)	$3,039,435

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Statement of Operations and Comprehensive Income

For the Six Months Ended June 30, 2013

(unaudited)

		Unencumbered Subsidiary	Encumbered Subsidiary	Non-Guarantor
	Issuers	Guarantors	Guarantors	Subsidiaries	Eliminations	Consolidated
Revenues
Rental income	$—	$49,567,192	$14,564,994	$3,381,460	$—	$67,513,646
Interest on secured loans and financing lease	573,800	1,403,393	163,921	—	—	2,141,114
Interest and other income	4,327	73,248	1,254	83	—	78,912

Total revenues	578,127	51,043,833	14,730,169	3,381,543	—	69,733,672
Expenses
Interest expense	16,015,717	—	6,215,373	496,963	—	22,728,053
Depreciation and amortization	2,688	12,356,055	2,894,532	844,189	—	16,097,464
General and administrative	12,320,541	110,572	4,937,596	63,692	—	17,432,401
Transaction costs	181,697	234,383	1,050	129,593	—	546,723
Reserve for uncollectible secured loan and other receivables	(9,594)	(10,557)	49,932	—	—	29,781
Gain on sale of assets, net	—	(39,177)	—	—	—	(39,177)
Loss on extinguishment of debt	—	—	10,974,196	—	—	10,974,196

Total expenses	28,511,049	12,651,276	25,072,679	1,534,437	—	67,769,441

(Loss) income from continuing operations	(27,932,922)	38,392,557	(10,342,510)	1,847,106	—	1,964,231
Discontinued operations	—	—	—	—	—	—

Net (loss) income	(27,932,922)	38,392,557	(10,342,510)	1,847,106	—	1,964,231

Equity in income (loss) of subsidiaries	29,897,153	—	—	—	(29,897,153)	—

Net income (loss) allocable to units	$1,964,231	$38,392,557	$(10,342,510)	$1,847,106	$(29,897,153)	$1,964,231

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Statement of Operations and Comprehensive Income

For the Six Months Ended June 30, 2012

(unaudited)

		Unencumbered Subsidiary	Encumbered Subsidiary	Non-Guarantor
	Issuers	Guarantors	Guarantors	Subsidiaries	Eliminations	Consolidated
Revenues
Rental income	$—	$44,289,496	$14,276,901	$763,187	$—	$59,329,584
Interest on secured loans and financing lease	1,078,193	1,431,470	173,651	—	—	2,683,314
Interest and other income	3,283	64,721	307	—	—	68,311

Total revenues	1,081,476	45,785,687	14,450,859	763,187	—	62,081,209
Expenses
Interest expense	14,075,211	—	10,458,726	253,894	—	24,787,831
Depreciation and amortization	—	9,816,925	2,764,719	195,378	—	12,777,022
General and administrative	2,744,838	168,324	4,536,384	8,630	—	7,458,176
Transaction costs	1,010,295	985,460	188,957	35,920	—	2,220,632
Loss on impairment of assets	—	4,378,858	—	—	—	4,378,858
Reserve for uncollectible secured loan and other receivables	3,474,989	1,659,015	81,794	508	—	5,216,306
Other expenses	—	—	200,177	—	—	200,177

Total expenses	21,305,333	17,008,582	18,230,757	494,330	—	57,039,002

(Loss) income from continuing operations	(20,223,857)	28,777,105	(3,779,898)	268,857	—	5,042,207
Discontinued operations	—	331,589	—	4,255,104	—	4,586,693

Net (loss) income	(20,223,857)	29,108,694	(3,779,898)	4,523,961	—	9,628,900

Equity in income (loss) of subsidiaries	29,852,757	—	—	—	(29,852,757)	—

Net income (loss) allocable to units	$9,628,900	$29,108,694	$(3,779,898)	$4,523,961	$(29,852,757)	$9,628,900

Unrealized loss on derivative instruments	—	—	(781,492)	—	—	(781,492)

Total comprehensive income (loss)	$9,628,900	$29,108,694	$(4,561,390)	$4,523,961	$(29,852,757)	$8,847,408

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Statement of Cash Flows

For the Six Months Ended June 30, 2013

(unaudited)

		Unencumbered Subsidiary	Encumbered Subsidiary	Non-Guarantor
	Issuers	Guarantors	Guarantors	Subsidiaries	Eliminations	Consolidated
Net cash (used in) provided by operating activities	$(233,399,474)	$13,463,332	$210,220,445	$36,916,038	$—	$27,200,341
Investing activities
Purchase of real estate investments	—	—	—	(28,026,000)	—	(28,026,000)
Sale of real estate investments	—	2,605,597	—	—	—	2,605,597
Capital improvements	350	(6,951,522)	(766,829)	(198,115)	—	(7,916,116)
Development projects	—	(7,150,444)	(50,777)	(896,639)	—	(8,097,860)
Secured loan receivables received from others	1,580,334	604,180	176,011	—	—	2,360,525
Secured loan receivables funded to others	(369,864)	(2,181,815)	(155,704)	—	—	(2,707,383)

Net cash provided by (used in) investing activities	1,210,820	(13,074,004)	(797,299)	(29,120,754)	—	(41,781,237)
Financing activities
Borrowings of debt	—	—	145,000,000	—	—	145,000,000
Repayment of debt	—	—	(345,506,139)	(7,658,818)	—	(353,164,957)
Payment of financing costs	—	—	(5,281,958)	(975)	—	(5,282,933)
Payment for swap termination	—	—	(3,606,000)	—	—	(3,606,000)
Capital contributions	425,149	—	—	—	—	425,149
Initial public offering proceeds	303,600,000	—	—	—	—	303,600,000
Cost of raising capital	(25,387,224)	—	—	—	—	(25,387,224)
Cash distributions to partners	(47,517,803)	—	—	—	—	(47,517,803)

Net cash provided by (used in) financing activities	231,120,122	—	(209,394,097)	(7,659,793)	—	14,066,232

Net (decrease) increase in cash and cash equivalents	(1,068,532)	389,328	29,049	135,491	—	(514,664)
Cash and cash equivalents:
Beginning of period	16,869,495	(1,746,141)	(68,241)	479,260	—	15,534,373

End of period	$15,800,963	$(1,356,813)	$(39,192)	$614,751	$—	$15,019,709

Aviv Healthcare Properties Limited Partnership and Subsidiaries

Condensed Consolidating Statement of Cash Flows

For the Six Months Ended June 30, 2012

(unaudited)

	Issuers	Unencumbered Subsidiary Guarantors	Encumbered Subsidiary Guarantors	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Net cash (used in) provided by operating activities	$(148,522,190)	$105,464,686	$67,229,677	$(6,323,844)	$—	$17,848,329
Investing activities
Purchase of real estate investments	—	(99,171,000)	(4,800,000)	(4,540,206)	—	(108,511,206)
Sale of real estate investments	—	13,806,873	—	16,735,771	—	30,542,644
Capital improvements	—	(3,562,065)	(2,762,894)	—	—	(6,324,959)
Development projects	—	(12,891,186)	—	(1,508,405)	—	(14,399,591)
Secured loan receivables received from others	2,571,657	850,381	281,971	—	—	3,704,009
Secured loan receivables funded to others	(2,163,720)	(1,742,943)	(28,660)	—	—	(3,935,323)

Net cash provided by (used in) investing activities	407,937	(102,709,940)	(7,309,583)	10,687,160	—	(98,924,426)
Financing activities
Borrowings of debt	101,000,000	—	87,504,200	2,536,894	—	191,041,094
Repayment of debt	—	—	(145,100,212)	(6,124,390)	—	(151,224,602)
Payment of financing costs	(2,539,196)	—	(2,581,092)	—	—	(5,120,288)
Capital contributions	75,000,000	—	—	—	—	75,000,000
Deferred contribution	(35,000,000)	—	—	—	—	(35,000,000)
Cash distributions to partners	(22,220,232)	—	—	—	—	(22,220,232)

Net cash provided by (used in) financing activities	116,240,572	—	(60,177,104)	(3,587,496)	—	52,475,972

Net (decrease) increase in cash and cash equivalents	(31,873,681)	2,754,746	(257,010)	775,820	—	(28,600,125)
Cash and cash equivalents:
Beginning of period	42,354,896	(2,874,571)	242,153	(518,751)	—	39,203,727

End of period	$10,481,215	$(119,825)	$(14,857)	$257,069	$—	$10,603,602